Trust for Advised Portfolios
Supplement dated March 30, 2023
to the Summary Prospectus dated July 31, 2022
for the
Bramshill Income Performance Fund

We are pleased to inform you that effective April 29, 2023, the initial investment minimum for the Institutional Class of the Bramshill Income Performance Fund (the “Fund”) will decrease from $100,000 to $1,000 and the subsequent investment minimum will decrease from $5,000 to $100.

Also effective April 29, 2023, the initial investment minimum for the Investor Class of the Fund will decrease from $1,000 to $100 and the subsequent investment minimum will decrease from $100 to no minimum.

The table under “Purchase and Sale of Fund Shares” on page 8 of the Summary Prospectus is replaced with the table below to reflect the new investment minimums, effective April 29, 2023:

	Institutional Class	Investor Class
Minimum Initial Investment	$1,000	$100
Minimum Subsequent Investment	$100	No Minimum

Please retain this supplement with your Summary Prospectus for future reference.